Exhibit 10.13


                        AMENDMENT NO. 4 AND WAIVER TO THE
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                           Dated as of October 29, 1999

                  AMENDMENT NO. 4 AND WAIVER TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT dated as of October 29, 1999 among Glenoit Corporation, a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders listed on the signature pages thereof as the Restatement Lenders (the "Lenders"), the bank listed on the signature pages thereof as the Issuing Bank (the "Issuing Bank"), Banque Nationale de Paris, as the swing line bank (the "Swing Line Bank") and as administrative agent (the "Agent") for the Lender Parties and the arranger (the "Arranger"), Fleet National Bank, as syndication agent (the "Syndication Agent"), and LaSalle Bank National Association, as documentation agent (the "Documentation Agent"; together with the Agent and the Syndication Agent, the "Agents").

                  PRELIMINARY STATEMENTS:

                  (1) The Borrower, the Lenders and the Agents have entered into a Third Amended and Restated Credit Agreement dated as of February 12, 1999 (as amended, supplemented or modified through the date hereof, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment and Waiver have the same meanings as specified in the Credit Agreement.

                  (2) The Borrower, the other Loan Parties and the Lenders have agreed to amend and waive certain provisions of the Credit Agreement and the Third Amended and Restated Security Agreement as hereinafter set forth.

                  SECTION 1. Waiver to the Credit Agreement. The Borrower hereby requests that the Required Lenders waive, and by their signature on the signature pages hereto, the Required Lenders hereby waive as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, maintenance of the Total Leverage Ratio, the Senior Leverage Ratio and the Interest Coverage Ratio set forth in Sections 5.04(a)(i), 5.04(a)(ii) and 5.04(c) of the Credit Agreement, respectively, in each case for the Rolling Period ending on or about September 1999.

                  SECTION 2. Amendment to the Credit Agreement. Schedule I to the Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 below, hereby amended to increase the Letter of Credit Commitment of the Issuing Bank from $2,500,000 to $5,000,000.

                  SECTION 3. Conditions of Effectiveness. This Amendment and Waiver shall become effective as of the date first above written when, and only when the Agent shall have received counterparts of this Amendment and Waiver executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and Waiver, and the consent attached hereto executed by each of the Guarantors and each of the Grantors. Furthermore, this Amendment and Waiver is subject to the provisions of Section 8.01 of the Credit Agreement.

                  SECTION 4. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

                  (a) the representations and warranties contained in each Loan Document are correct on and as of the date hereof, after giving effect to this Amendment and Waiver, as though made on and as of the date hereof, other than any such representations or warranties that by their terms, refer to a specific date, in which case, as of such specific date; and

                  (b) no Default has occurred and is continuing under the Credit Agreement, as amended hereby, or would result from this Amendment and Waiver or the consummation of the transactions contemplated hereby.

                  SECTION 5. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment and Waiver, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment and Waiver.

                  (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment and Waiver, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  SECTION 6. Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and Waiver, the Notes and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section
8.04 of the Credit Agreement. In addition, the Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and Waiver and the other instruments and documents to be delivered hereunder, and agrees to hold the Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

                  SECTION 7. Execution in Counterparts. This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver.

                  SECTION 8. Governing Law. This Amendment and Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.
                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                           GLENOIT CORPORATION


                                           By  Thomas J. O'Gorman
                                               Title:President and CEO




                                           AGENT
                                           -----

                                           BANQUE NATIONALE DE PARIS,
                                           as Agent and as a Lender


                                           By  Alan Mustacchi
                                               Title:Director


                                           By  Elie Doft
                                               Title:Associate

                                            LENDERS
                                            -------

                                            BOEING CAPITAL CORPORATION


                                            By  David Nelson
                                                Name:David Nelson
                                                Title:Special Credits Officer

                                              CENTURA BANK


                                              By  Lowry D. Perry
                                                  --------------
                                                  Name:Lowry D. Perry
                                                  Title:Bank Officer

                                               COMERICA


                                               By  Joel S. Gordon
                                                   Name:Joel S. Gordon
                                                   Title:Account Representative

                                               DEUTSCHE FINANCIAL SERVICES


                                               By  Philip G. Porcher, IX
                                                   Name:Philip G. Porcher, IX
                                                   Title:Vice President

                                       FIRST SOURCE FINANCIAL LLP,
                                       By  First Source Financial, Inc. as its
                                       Agent/Manager


                                       By  Jeffrey A. Cerny
                                           Name:Jeffrey A. Cerny
                                           Title:Vice President

                                            FLEET BANK, N.A.


                                            By  Alfred Bonfantini
                                                Name:Alfred Bonfantini
                                                Title:Senior Vice President

                                              INVESCO


                                              By  Gregory Stoeckle
                                                  Name: Gregory Stoeckle
                                                  Title: Authorized Signatory

                                         LASALLE BANK NATIONAL
                                         ASSOCIATION


                                         By  Kristen J. Lindgergh
                                             Name: Kristen J. Lindbergh
                                             Title: Corporate Banking Officer

                                                   KZH ING-1 LLC


                                                   By  Virginia Conway
                                                       Name: Virginia Conway
                                                       Title: Authorized Agent

                                                    KZH ING-2 LLC


                                                    By  Virginia Conway
                                                        Name: Virginia Conway
                                                        Title: Authorized Agent

                                                   KZH ING-3 LLC


                                                   By  Virginia Conway
                                                       Name: Virginia Conway
                                                       Title: Authorized Agent

                                               METROPOLITAN LIFE INSURANCE
                                               COMPANY


                                               By  James R. Dinger
                                                   Name: James R. Dinger
                                                   Title: Director

                                      VAN KAMPEN SENIOR FLOATING RATE FUND


                                      By  Darvin D. Pierce
                                          Name: Darvin D. Pierce
                                          Title: Vice President

                                      VAN KAMPEN PRIME RATE INCOME TRUST


                                      By  Darvin D. Pierce
                                          Name: Darvin D. Pierce
                                          Title: Vice President

                                      FLEET BUSINESS CREDIT CORPORATION


                                      By       Mark Pickering
                                               Name: Mark Pickering
                                               Title: Vice President

                      Consent to Amendment No. 4 and Waiver

                                          Dated as of October 29, 1999

                  The undersigned, Glenoit Universal, Ltd., a Delaware corporation, and a Guarantor under the Third Amended and Restated Parent Guarantee dated February 12, 1999 (the "Parent Guarantee") and a Grantor under the Third Amended and Restated Security Agreement dated February 12, 1999 (as amended through the date hereof, the "Security Agreement"), each in favor of the Agent, for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Amendment and Waiver; and Glenoit Assets Corp., a Delaware corporation, American Pacific Enterprises, Inc., an Ohio corporation, Grand Avenue Corp., a Delaware corporation, Ex-Cell Home Fashions, Inc., a North Carolina corporation, Ex-Cell of Bentonville, Inc., an Arkansas corporation, and Ex-Cell Linde of Carolina, a North Carolina corporation, each a Guarantor under the Third Amended and Restated Subsidiary Guarantee dated February 12, 1999 (the "Subsidiary Guarantee" and, together with the Parent Guarantee, the "Guarantees" ) in favor of the Agent, for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Amendment and Waiver, and each a Grantor under the Security Agreement, hereby consent to such Amendment and Waiver and hereby confirm and agree that
(a) notwithstanding the effectiveness of such Amendment and Waiver, the Guarantees and the Security Agreement are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment and Waiver, each reference in the Parent Guarantee, the Subsidiary Guarantee and the Security Agreement to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment and Waiver, and (b) the Collateral Documents to which each such Guarantor and each such Grantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).


                                             GLENOIT UNIVERSAL, LTD.


                                             By  Thomas J. O'Gorman
                                                 Name:Thomas J. O'Gorman
                                                 Title:President and CEO

                                             GLENOIT ASSETS CORP.


                                             By  Thomas J. O'Gorman
                                                 Name:Thomas J. O'Gorman
                                                 Title:President and CEO

                                             AMERICAN PACIFIC ENTERPRISES, INC.


                                             By  Thomas J. O'Gorman
                                                 Name:Thomas J. O'Gorman
                                                 Title:President and CEO


                                             GRAND AVENUE CORP.


                                             By  Thomas J. O'Gorman
                                                 Name:Thomas J. O'Gorman
                                                 Title:President and CEO


                                             EX-CELL HOME FASHIONS, INC.


                                             By  Thomas J. O'Gorman
                                                 Name:Thomas J. O'Gorman
                                                 Title:President and CEO



                                             EX-CELL OF BENTONVILLE, INC.


                                             By  Thomas J. O'Gorman
                                                 Name:Thomas J. O'Gorman
                                                 Title:President and CEO



                                             EX-CELL LINDE OF CAROLINA, INC.


                                             By  Thomas J. O'Gorman
                                                 Name:Thomas J. O'Gorman
                                                 Title:President and CEO